MFS(R) VARIABLE INSURANCE TRUST II:

                          MFS Strategic Value Portfolio

                        Supplement to Current Prospectus:


The Board of Trustees of the Trust has approved the proposed reorganization of the MFS Strategic Value Portfolio ("Strategic Value Portfolio") into the MFS Value Portfolio ("Value Portfolio"). The proposed transaction is still subject to approval by the shareholders of the Strategic Value Portfolio at a shareholders' meeting expected to be held in June 2009. No assurance can be given that the reorganization will occur.


Under the terms of the proposed Plan of Reorganization, the Strategic Value Portfolio's assets and liabilities would be transferred to the Value Portfolio in return for shares of the Value Portfolio with equal total net asset value as of the valuation date. These Value Portfolio shares would be distributed pro rata to shareholders of the Strategic Value Portfolio in exchange for their Strategic Value Portfolio shares. Current Strategic Value Portfolio shareholders would thus become shareholders of the Value Portfolio and receive shares of the Value Portfolio with a total net asset value equal to that of their shares of the Strategic Value Portfolio at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Strategic Value Portfolio and its shareholders, as well as to the Value Portfolio and its shareholders.


The investment objective of the Value Portfolio is to seek capital appreciation. The portfolio's objective may be changed without shareholder approval.


MFS (Massachusetts Financial Services Company, the Value Portfolio's investment adviser) normally invests the portfolio's assets primarily in equity securities of companies that it believes are undervalued compared to their perceived worth (value companies). While MFS may invest the Value Portfolio's assets in
companies  of  any  size,   MFS  generally   focuses  on  companies  with  large
capitalizations   and  may  also  invest  the  portfolio's   assets  in  foreign
securities.


A full description of the Value Portfolio and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Strategic Value Portfolio on or about April 24, 2009.


In light of the proposed transaction, sales of Strategic Value Portfolio shares and exchanges into this Portfolio are expected to be suspended on or about June 19, 2009.


The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Value Portfolio, nor is it a solicitation of any proxy. For more information regarding the Value Portfolio, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


                The date of this supplement is February 25, 2009.